Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
     This Second Amendment to Credit Agreement (this “Second Amendment”) is entered into as of September 30, 2010, by and among Denbury Resources Inc., a Delaware corporation (“Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions parties hereto as Banks (hereinafter collectively referred to as “Executing Banks”, and each individually, an “Executing Bank”).
W I T N E S S E T H
     WHEREAS, Borrower, Administrative Agent, the other agents party thereto and Banks are parties to that certain Credit Agreement dated as of March 9, 2010 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to the amendments set forth in Section 1 of this Second Amendment);
     WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower;
     WHEREAS, Borrower has advised Administrative Agent and Banks that the loss of gas production as a result of a possible sale of the Haynesville Assets (the “Haynesville Sale”) may cause the Credit Parties to have (a) hedged more than 100% of their reasonably anticipated projected production from Proved Mineral Interests of gas as prohibited by Section 9.11(a)(i) of the Credit Agreement, and (b) total production of gas that is less than the aggregate amount of gas which is the subject of Oil and Gas Hedge Transactions as prohibited by Section 9.11(b)(ii) of the Credit Agreement (collectively, the “Temporary Gas Hedging Noncompliance”), in each case during the period commencing on the effective date of the Haynesville Sale and continuing through and including May 1, 2011 (such period, the “Specified Period”), which Temporary Gas Hedging Noncompliance would be prohibited by Section 9.17 of the Credit Agreement;
     WHEREAS, Borrower has requested that Banks (a) amend certain terms of the Credit Agreement to provide Borrower and the other Credit Parties additional time to complete a sale of the Haynesville Assets and to make certain other changes thereto as more specifically described herein, (b) provide a limited waiver of any Temporary Gas Hedging Noncompliance that may occur during the Specified Period and (c) reaffirm the existing Borrowing Base;
     WHEREAS, subject to and upon the terms and conditions set forth herein, Executing Banks have agreed to Borrower’s requests; and
     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Executing Banks hereby agree as follows:

Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section 1.
     1.1 Additional Definition. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definition of “Second Amendment” which shall read in full as follows:
     “Second Amendment” means that certain Second Amendment to Credit Agreement dated as of September 30, 2010 among Borrower, Administrative Agent and Banks party thereto.
     1.2 Amendment to Definition. The definition of “Loan Papers” contained in Section 1.1 of the Credit Agreement shall be amended and restated to read in full as follows:
     “Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Notes, each Facility Guarantee which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.
     1.3 Amendment to Security Provision. Clause (a)(ii) of Section 5.1 of the Credit Agreement shall be amended and restated to read in full as follows:
     “(ii) prior to any Distributions being permitted to be made to any Restricted Subsidiary pursuant to the terms of Section 9.2(b) and/or the definition of “Permitted Investments,” all of the issued and outstanding Equity of each Restricted Subsidiary owned by Borrower and each Restricted Subsidiary”
     1.4 Amendment to Environmental Matters Provision. The fourth sentence of Section 7.15 of the Credit Agreement shall be amended to add “and” immediately preceding the reference to “(b)” set forth therein.
     1.5 Amendment to Asset Dispositions Provision. Clause (h) of Section 9.5 of the Credit Agreement shall be amended to (a) delete the reference to “November 1, 2010” therein and replace such reference with “May 1, 2011” in lieu thereof, and (b) delete the “;” at the end of subclause (vi) and insert a “.”in lieu thereof.
     1.6 Amendment to Hedge Transactions Provision. Clause (a) of Section 9.11 of the Credit Agreement shall be amended to delete the reference to “tenor” in the third line thereof and replace such reference with “term” in lieu thereof.

     1.7 Amendment to Events of Default Provision. Clause (f) of Section 11.1 of the Credit Agreement shall be amended to delete the reference to “$5,000,000” therein and replace such reference with “$20,000,000” in lieu thereof.
Section 2. Limited Waiver. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, Banks hereby consent to the Temporary Gas Hedging Noncompliance during the Specified Period; provided, that Borrower will not, nor will Borrower permit any other Credit Party to, enter into any Hedge Transaction for gas during the Specified Period unless such Hedge Transaction, together with any other existing Hedge Transactions for gas, will not cause a violation of Sections 9.11 and 9.17 of the Credit Agreement. Borrower acknowledges and agrees that the limited waiver set forth in this Section 2 is limited solely to Sections 9.11(a)(i), 9.11(b)(ii) and 9.17 of the Credit Agreement and applies solely with respect to the Temporary Gas Hedging Noncompliance during the Specified Period caused as a direct result of the Credit Parties’ loss of gas production from the Haynesville Sale. The limited waiver set forth in this Section 2 is a limited, one-time waiver, and nothing contained herein shall obligate Administrative Agent or Banks to grant any additional or future waiver with respect to, or in connection with, any provisions of the Credit Agreement or any other Loan Paper.
Section 3. Borrowing Base. Effective as of the Effective Date, the Borrowing Base shall be reaffirmed at $1,600,000,000. Notwithstanding anything to the contrary contained in the Credit Agreement, the Borrowing Base shall remain at $1,600,000,000 until the Scheduled Redetermination scheduled for May 1, 2011, unless there is a Special Redetermination or other redetermination or adjustment of the Borrowing Base prior to such time. The Borrower and Executing Banks agree that the reaffirmation of the Borrowing Base provided for in this Section 3 shall constitute the Scheduled Redetermination of the Borrowing Base scheduled for November 1, 2010 and shall not be construed or deemed to be a Special Redetermination for the purposes of Section 4.3 of the Credit Agreement.
Section 4. Conditions Precedent to Amendment. The amendments contained in Section 1 hereof, the limited waiver provided in Section 2 hereof and the reaffirmation of the Borrowing Base contained in Section 3 hereof shall be effective on the date that each of the following conditions precedent is satisfied (the “Effective Date”):
     Counterparts. Administrative Agent shall have received counterparts hereof duly executed by Borrower and Required Banks and acknowledged by each Restricted Subsidiary (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telecopy, or other written confirmation from such party of execution of a counterpart hereof by such party).
     4.1 No Default. No Default or Event of Default shall have occurred which is continuing.
     4.2 Other Documents. Administrative Agent shall have been provided with such documents, instruments and agreements, and Borrower shall have taken such actions, in each case as Administrative Agent may reasonably require in connection with this Second Amendment and the transactions contemplated hereby.
Section 5. Representations and Warranties. To induce Executing Banks and Administrative Agent to enter into this Second Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows:
     5.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct in all material respects on the date hereof and will be true and correct in all material respects after giving effect to the amendments set forth in Section 1 hereof, except that any representation or warranty that is qualified by “material” or “Material Adverse Effect” references therein shall be true and correct in all respects.
     5.2 Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Second Amendment are within Borrower’s corporate or organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Borrower or any other Credit Party other than Liens securing the Obligations.
     5.3 Validity and Enforceability. This Second Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.
Section 6. Miscellaneous.
     6.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.
     6.2 Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
     6.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.
     6.4 Counterparts. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this

Second Amendment until Borrower, Required Banks and each Restricted Subsidiary have executed a counterpart. Facsimiles shall be effective as originals.
     6.5 Complete Agreement. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
     6.6 Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.
[Signature Pages to Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER: DENBURY RESOURCES INC., a Delaware corporation
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer
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Second Amendment to Credit Agreement
Denbury Resources Inc.

     Each of the undersigned (i) consent and agree to this Second Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

DENBURY MARINE, L.L.C.,
a Louisiana limited liability company

By:	/s/ Mark C. Allen

Mark C. Allen,
Senior Vice President and
Chief Financial Officer

DENBURY OPERATING COMPANY,
a Delaware corporation

By:	/s/ Mark C. Allen

Mark C. Allen,
Senior Vice President and
Chief Financial Officer

TUSCALOOSA ROYALTY FUND LLC,
a Mississippi limited liability company

By:	Denbury Operating Company, its sole
member

	By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and
Chief Financial Officer
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DENBURY GATHERING & MARKETING, INC., a Delaware corporation
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

DENBURY GREEN PIPELINE-TEXAS, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

ENCORE OPERATING LOUISIANA, LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer

GREENCORE PIPELINE COMPANY LLC, a Delaware limited liability company
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer
[Signature Page]
Second Amendment to Credit Agreement
Denbury Resources Inc.

ENCORE OPERATING, L.P.,
a Texas limited partnership

By:		EAP Operating LLC, its general partner

	By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and
Chief Financial Officer

DENBURY ONSHORE, LLC,
a Delaware limited liability company

By:		/s/ Mark C. Allen

Mark C. Allen,
Senior Vice President and
Chief Financial Officer

EAP OPERATING, LLC,
a Delaware limited liability company

By:		/s/ Mark C. Allen

Mark C. Allen,
Senior Vice President and
Chief Financial Officer

EAP PROPERTIES, INC.,
a Delaware corporation

By:		/s/ Mark C. Allen

Mark C. Allen,
Senior Vice President and
Chief Financial Officer
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Second Amendment to Credit Agreement
Denbury Resources Inc.

DENBURY ENCORE HOLDINGS INC., a Delaware corporation
By:	/s/ Mark C. Allen
Mark C. Allen,
Senior Vice President and Chief Financial Officer
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Denbury Resources Inc.

ADMINISTRATIVE AGENT/BANK: JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Bank
By:	/s/ Brian P. Orlando
Brian P. Orlando,
Vice President
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Denbury Resources Inc.

BANKS: BANK OF AMERICA, N.A.
By:	/s/ Stephen J. Hoffman
	Name:	Stephen J. Hoffman
	Title:	Managing Director
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Denbury Resources Inc.

BANKS: BNP PARIBAS
By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Vice President

By:	/s/ Juan Carlos Sandoval
	Name:	Juan Carlos Sandoval
	Title:	Vice President
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BANKS: THE BANK OF NOVA SCOTIA
By:	/s/ Keith Buchanan
	Name:	Keith Buchanan
	Title:	Managing Director
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BANKS: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Vice President

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Associate
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Denbury Resources Inc.

BANKS: ROYAL BANK OF CANADA
By:	/s/ Jason S. York
	Name:	Jason S. York
	Title:	Authorized Signatory
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Second Amendment to Credit Agreement
Denbury Resources Inc.

BANKS: WELLS FARGO BANK, N.A.
By:	/s/ Thomas E. Stelmar, Jr.
	Name:	Thomas E. Stelmar, Jr.
	Title:	Vice President
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Denbury Resources Inc.

BANKS: UBS LOAN FINANCE, LLC
By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director
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Denbury Resources Inc.

BANKS: UNION BANK, N.A.
By:	/s/ Alison Fuqua
	Name:	Alison Fuqua
	Title:	Vice President
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BANKS: CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (f/k/a CALYON NEW YORK BRANCH)
By:	/s/ Darrell Stanley
	Name:	Darrell Stanley
	Title:	Managing Director

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director
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BANKS: BANK OF SCOTLAND plc
By:	/s/ Julia R. Franklin
	Name:	Julia R. Franklin
	Title:	Assistant Vice President
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BANKS: COMPASS BANK
By:	/s/ Spencer Stasney
	Name:	Spencer Stasney
	Title:	Vice President
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Second Amendment to Credit Agreement
Denbury Resources Inc.

BANKS: CAPITAL ONE, N.A.
By:	/s/ Peter Shen
	Name:	Peter Shen
	Title:	Vice President
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Denbury Resources Inc.

BANKS: COMERICA BANK
By:	/s/ Dustin Hansen
	Name:	Dustin Hansen
	Title:	Senior Vice President

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Denbury Resources Inc.

BANKS: ING CAPITAL LLC
By:	/s/ Juli Bieser
	Name:	Juli Bieser
	Title:	Director

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Denbury Resources Inc.

BANKS: SUNTRUST BANK
By:	/s/ Gregory C. Magnuson
	Name:	Gregory C. Magnuson
	Title:	Vice President

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Second Amendment to Credit Agreement
Denbury Resources Inc.

BANKS: CIBC, INC.
By:	/s/ Trudy W. Nelson
	Name:	Trudy W. Nelson
	Title:	Executive Director

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Second Amendment to Credit Agreement
Denbury Resources Inc.

BANKS: KEYBANK NATIONAL ASSOCIATION
By:	/s/ Todd Coker
	Name:	Todd Coker
	Title:	Vice President

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Denbury Resources Inc.

BANKS: U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Daria Mahoney
	Name:	Daria Mahoney
	Title:	Vice President

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BANKS: SUMITOMO MITSUI BANKING CORP.
By:	/s/ Masakazu Hasegawa
	Name:	Masakazu Hasegawa
	Title:	General Manager

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Second Amendment to Credit Agreement
Denbury Resources Inc.

BANKS: FIFTH THIRD BANK
By:	/s/ Garland Robeson
	Name:	Garland Robeson
	Title:	Assistant Vice President

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Denbury Resources Inc.

BANKS: ALLIED IRISH BANKS p.l.c.
By:	/s/ Edward Fenk
	Name:	Edward Fenk
	Title:	Vice President

By:	/s/ James Giordano
	Name:	James Giordano
	Title:	Assistant Vice President

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BANKS: STERLING BANK
By:	/s/ Ryan Michael
	Name:	Ryan Michael
	Title:	Vice President

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Denbury Resources Inc.

BANKS: GOLDMAN SACHS BANK USA
By:	/s/ Allison O’Conner
	Name:	Allison O’ Conner
	Title:	Authorized Signatory

[Signature Page]
Second Amendment to Credit Agreement
Denbury Resources Inc.